SCHEDULE 14A
Proxy Statement Pursuant to Section 14(a) of the
Securities Exchange Act of 1934

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INTELLIGROUP, INC.
(Name of Company as Specified in Its Charter)

(Name of Person(s) Filing Proxy Statement, if Other Than the Company)

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INTELLIGROUP, INC.
5 Independence Way, Suite 220
Princeton, NJ 08540
_______________________

NOTICE OF ANNUAL MEETING OF SHAREHOLDERS
To be held on September 18, 2008
_______________________

To the Shareholders of
Intelligroup, Inc.

     NOTICE IS HEREBY GIVEN that the Annual Meeting of Shareholders of Intelligroup, Inc. (the “Company”) will be held at the Holiday Inn, 100 Independence Way, Princeton, New Jersey on September 18, 2008 beginning at 10:00 a.m. local time. At the meeting, shareholders will act on the following matters:

  To elect six directors to serve until the next Annual Meeting of Shareholders and until their respective successors shall have been duly elected and qualified;

  To ratify the appointment of Ernst & Young LLP as our independent registered public accounting firm for the year ending December 31, 2008; and

  Any other matters that may properly come before the meeting.

     Only shareholders of record at the close of business on August 20, 2008 are entitled to receive notice of and to vote at the Annual Meeting or any postponement or adjournment thereof.

     Your vote is important. Whether you plan to attend the meeting or not, you may vote your shares by marking, signing, dating and mailing the enclosed proxy card in the envelope provided. If you attend the meeting and prefer to vote in person, you may do so even if you have already voted your shares. You may revoke your proxy in the manner described in the proxy statement at any time before it has been voted at the meeting.

By Order of the Board of Directors

VIKRAM GULATI
Chief Executive Officer and President

August 27, 2008
Princeton, NJ

The Company’s 2007 Annual Report accompanies this proxy statement.

____________________

PROXY STATEMENT
____________________

INTELLIGROUP, INC.
5 Independence Way, Suite 220
Princeton, NJ 08540

PROXY STATEMENT

     This proxy statement contains information related to the Annual Meeting of Shareholders to be held on September 18, 2008 at 10:00 a.m. local time, at the Holiday Inn, 100 Independence Way, Princeton, New Jersey, or at such other time and place to which the Annual Meeting may be adjourned or postponed. The enclosed proxy is solicited by the Board of Directors of Intelligroup, Inc. The proxy materials relating to the Annual Meeting are being mailed to shareholders entitled to vote at the meeting on or about August 27, 2008.

ABOUT THE MEETING

Why are we calling this Annual Meeting?

     We are calling the Annual Meeting to seek the approval of our shareholders to:

  To elect six directors to serve until the next Annual Meeting of Shareholders and until their respective successors shall have been duly elected and qualified;

  To ratify the appointment of Ernst & Young LLP as our independent registered public accounting firm for the year ending December 31, 2008; and

  Any other matters that may properly come before the meeting.

What are the Board’s recommendations?

     Our Board of Directors believes that the election of the director nominees identified herein and the appointment of Ernst & Young LLP as our independent registered public accounting firm for the year ending December 31, 2008 are advisable and in the best interests of the Company and its shareholders and recommends that you vote FOR these proposals.

Who is entitled to vote at the meeting?

     Only shareholders of record at the close of business on the record date, August 20, 2008, are entitled to receive notice of the Annual Meeting and to vote the shares of common stock that they held on that date at the meeting, or any postponement or adjournment of the meeting. Holders of our common stock are entitled to one vote per share on each matter to be voted upon.

     As of the record date, we had 42,159,857 outstanding shares of common stock.

Who can attend the meeting?

     All shareholders as of the record date, or their duly appointed proxies, may attend the Annual Meeting. Please note that if you hold your shares in “street name” (that is, through a broker or other nominee), you will need to bring a copy of your proxy card delivered to you by your broker or a legal proxy given to you by your broker and check in at the registration desk at the meeting.

What constitutes a quorum?

     The presence at the Annual Meeting, in person or by proxy, of the holders of a majority of our common stock outstanding on the record date will constitute a quorum for our meeting. Abstentions and broker non-votes will be included in the calculation of the number of shares considered to be present at the meeting.

How do I vote?

     You can vote on matters that come before the Annual Meeting by completing, dating and signing the enclosed proxy card and returning it in the enclosed postage-paid envelope.

     Your shares will be voted as you indicate on your proxy card. If you vote the enclosed proxy but you do not indicate your voting preferences, and with respect to any other matter that properly comes before the meeting, the individuals named on the proxy card will vote your shares FOR the matters submitted at the meeting, or if no recommendation is given, in their own discretion.

     If you attend the Annual Meeting and prefer to vote in person, you may do so even if you have already voted your shares by proxy.

What if I vote and then change my mind?

     You may revoke your proxy at any time before it is exercised by:

  filing with the Secretary of the Company a notice of revocation;

  sending in another duly executed proxy bearing a later date; or

  attending the meeting and casting your vote in person.

     Your latest vote will be the vote that is counted.

What is the difference between holding shares as a shareholder of record and as a beneficial owner?

     Many of our shareholders hold their shares through a stockbroker, bank or other nominee rather than directly in their own name. As summarized below, there are some distinctions between shares held of record and those owned beneficially.

Shareholder of Record

     If your shares are registered directly in your name with our transfer agent, American Stock Transfer and Trust Company, you are considered, with respect to those shares, the shareholder of record. As the shareholder of record, you have the right to grant your voting proxy directly to us or to vote in person at the Annual Meeting.

Beneficial Owner

     If your shares are held in a stock brokerage account or by a bank or other nominee, you are considered the beneficial owner of shares held in street name, and these proxy materials are being forwarded to you by your broker, bank or nominee which is considered, with respect to those shares, the shareholder of record. As the beneficial owner, you have the right to direct your broker as to how to vote and are also invited to attend the Annual Meeting. However, because you are not the shareholder of record, you may not vote these shares in person at the Annual Meeting unless you obtain a signed proxy from the record holder giving you the right to vote the shares. If you do not vote your shares or otherwise provide the shareholder of record with voting instructions, your shares may constitute broker non-votes. The effect of broker non-votes is more specifically described in “What vote is required to approve each proposal?” below.

What vote is required to approve each proposal?

     Holders of a majority of the outstanding shares entitled to vote must be present, in person or by proxy, at the Annual Meeting in order to have the required quorum for the transaction of business. Pursuant to New Jersey corporate law, abstentions and broker non-votes will be counted for the purpose of determining whether a quorum is present.

     With respect to the first proposal (election of directors), directors are elected by a plurality of the votes present in person or represented by proxy and entitled to vote, and the director nominees who receive the greatest number of votes at the Annual Meeting (up to the total number of directors to be elected) will be elected. As a result, abstentions and “broker non-votes” (see below), if any, will not affect the outcome of the vote on this proposal.

     With respect to the second proposal and approval of any other matter that may properly come before the Annual Meeting, the affirmative vote of a majority of the total votes cast on these proposals, in person or by proxy, is required to approve these proposals. As a result, abstentions will have the same practical effect as a negative vote on these proposals, and “broker non-votes” (see below), if any, will not affect the outcome of the vote on these proposals.

     Holders of the common stock will not have any dissenters’ rights of appraisal in connection with any of the matters to be voted on at the meeting.

What are “broker non-votes”?

     Broker non-votes occur when nominees, such as banks and brokers holding shares on behalf of beneficial owners, do not receive voting instructions from the beneficial holders at least ten days before the meeting. If that happens, the nominees may vote those shares only on matters deemed “routine” by the New York Stock Exchange, such as the election of directors and the adoption of the increase in authorized shares of common stock. Nominees cannot vote on non-routine matters unless they receive voting instructions from beneficial holders, resulting in so-called “broker non-votes.” The effect of broker non-votes on each of the proposals that will be considered at the Annual Meeting is described above and in our proxy statement.

     We believe that the proposals for the election of directors and ratification of our independent registered public accounting firm are considered to be “routine” matters, and hence we do not expect that there will be a significant number of broker non-votes on these proposals.

How are we soliciting this proxy?

     We are soliciting this proxy on behalf of our Board of Directors by mail and will pay all expenses associated therewith. Some of our officers and other employees also may, but without compensation other than their regular compensation, solicit proxies by further mailing or personal conversations, or by telephone, facsimile or other electronic means. We will also, upon request, reimburse brokers and other persons holding stock in their names, or in the names of nominees, for their reasonable out-of-pocket expenses for forwarding proxy materials to the beneficial owners of the capital stock and to obtain proxies.

PROPOSAL 1: TO ELECT SIX DIRECTORS TO SERVE UNTIL THE NEXT ANNUAL MEETING AND
UNTIL THEIR SUCCESSORS HAVE BEEN DULY ELECTED AND QUALIFIED

(Proposal No. 1)

     At the Annual Meeting, six directors are to be elected. All directors of the Company hold office until the next Annual Meeting of Shareholders or until their respective successors are duly elected and qualified or their earlier resignation or removal.

     It is the intention of the persons named in the proxies for the holders of common stock to vote the proxies for the election of the nominees named below, unless otherwise specified in any particular proxy. Our management does not contemplate that the nominees will become unavailable for any reason, but if that should occur before the meeting, proxies will be voted for another nominee, or other nominees, to be selected by our Board of Directors. In accordance with our by-laws and New Jersey law, a shareholder entitled to vote for the election of directors may withhold authority to vote for certain nominees for directors or may withhold authority to vote for all nominees for directors. The director nominees receiving a plurality of the votes of the holders of shares of common stock present in person or by proxy at the meeting and entitled to vote on the election of directors will be elected directors. Broker non-votes will not be treated as a vote for or against any particular director nominee and will not affect the outcome of the election. Shareholders may not vote, or submit a proxy, for a greater number of nominees than the six nominees named below.

NOMINEES FOR ELECTION

     The persons listed below have been nominated for election (the “Director Nominees”) to fill the six director positions to be elected by the holders of the common stock.

		Served as a
Name	Age	Director Since	Positions with the Company
Vikram Gulati	42	2005	President, Chief Executive Officer and Director
Ravi Adusumalli	32	2004	Director
Ajit Isaac	41	2004	Director
Babar Khan	33	2006	Director
Srinivasa Raju	47	2004	Director
Sandeep Reddy	39	2004	Director

     The following biographical descriptions set forth certain information with respect to the Director Nominees, based on information furnished to Intelligroup by each Director Nominee.

VIKRAM GULATI

     Vikram Gulati was appointed to the Board of Directors and to the positions of President and Chief Executive Officer effective April 4, 2005. Prior to joining the Company, Mr. Gulati held a number of positions in business development and business management with Wipro Limited (“Wipro”) from 1988 through 2005. Mr. Gulati most recently served as the head of Wipro’s Global Enterprise Application Solutions Group.

RAVI ADUSUMALLI

     Ravi Adusumalli was initially appointed to the Board of Directors of the Company in September 2004 in accordance with the terms of the Common Stock Purchase Agreement dated September 29, 2004 by and between the Company, SB Asia Infrastructure Fund LP, and Venture Tech Assets Ltd., which allowed SB Asia Infrastructure Fund LP and Venture Tech Assets Ltd. to collectively designate five directors to the Company’s Board of Directors. Mr. Adusumalli joined Softbank Asia Infrastructure Fund (SAIF) in early 2002 and is currently a General Partner and Head of SAIF’s India Operations. Prior to joining SAIF, Mr. Adusumalli was an Associate Partner with Mobius Venture Capital, a $1.25 billion early stage venture capital firm in Silicon Valley. He previously worked at Credit Suisse First Boston as an Associate and with Wasatch Funds, a mutual fund with over $9 billion in assets that specialized in small cap and micro cap companies listed on US and international exchanges. Mr. Adusumalli graduated from Cornell University with a Bachelors of Arts in Economics and Government. Mr. Adusumalli serves on the board of directors of SAIF’s investments in National Stock Exchange, MakeMyTrip, HomeShop18, One97 Communications, JustDial, Mainland China, IL&FS Investsmart Limited and Intelligroup.

AJIT ISAAC

     Ajit Isaac was initially appointed to the Board of Directors of the Company in September 2004 in accordance with the terms of the Common Stock Purchase Agreement dated September 29, 2004 by and between the Company, SB Asia Infrastructure Fund LP, and Venture Tech Assets Ltd., which allowed SB Asia Infrastructure Fund LP and Venture Tech Assets Ltd. to collectively designate five directors to the Company’s Board of Directors. Mr. Isaac is an industry specialist on human capital related issues in India. Mr. Isaac founded PeopleOne Consulting (I) Pvt. Ltd., which was acquired by Adecco, SA. He served as Managing Director of PeopleOne until October 2007. Prior to founding PeopleOne Consulting in June 2000, Mr. Isaac worked with Essar Group, one of India’s largest business conglomerates, in various leadership roles. Mr. Isaac is a gold medalist in his post graduate program in personnel management from the Madras School of Social Work. A British Chevening Scholar, he has also completed a Manager’s for Leadership Program from Leeds University.

BABAR KHAN

     Babar Khan was appointed to the Board of Directors of the Company effective November 15, 2006 in accordance with the terms of the Common Stock Purchase Agreement dated September 29, 2004 by and between the Company, SB Asia Infrastructure Fund LP, and Venture Tech Assets Ltd., which allowed SB Asia Infrastructure Fund LP and Venture Tech Assets Ltd. to collectively designate five directors to the Company’s Board of Directors. Mr. Khan joined Softbank Asia Infrastructure Fund (SAIF Partners) in March 2006. Prior to joining SAIF, from 2000 through March 2006, Mr. Khan worked as consultant, and then as Engagement Manager, at McKinsey & Company at their India office. During his 6 year stint at McKinsey, Mr. Khan had significant experience across a variety of sectors including IT/BPO services, minerals and metals, industrials, and consumer products/services. Prior to that, Mr Khan worked as a Software Engineer at Network Programs Inc. Mr Khan graduated from the Indian Institute of Technology, Delhi with a Bachelor of Technology in Computer Science and Engineering. He has received his MBA from the Indian Institute of Management, Ahmedabad.

SRINIVASA RAJU

     Srinivasa Raju was initially appointed to the Board of Directors of the Company in September 2004 in accordance with the terms of the Common Stock Purchase Agreement dated September 29, 2004 by and between the Company, SB Asia Infrastructure Fund LP, and Venture Tech Assets Ltd., which allowed SB Asia Infrastructure Fund LP and Venture Tech Assets Ltd. to collectively designate five directors to the Company’s Board of Directors. Mr. Raju currently serves as the Managing Director of Peepul Capital Advisors Pvt. Ltd., an investment advisory services business. From 2001 to 2007, Mr. Raju was Chairman of iLabs, a private venture capital fund which invested in the domains of Information Technology, Telecom and Media. Prior to founding iLabs, from 1992 until 2003, Mr. Raju served as a Director of Satyam Computer Services, Ltd. and also served as Chief Operating Officer of Satyam Computer Services Ltd. from 1992 until 2000. Additionally, Mr. Raju was the founding Chief Executive Officer and Director of Satyam Enterprise Solutions Ltd, and from 1994 to 1996 Mr. Raju held the position of Chief Executive Officer of Dun & Bradstreet, Satyam Software Ltd. (now known as Cognizant Technology Solutions). Mr. Raju graduated with Honors from R.E.C., Kurukshetra with a Bachelor of Science in Civil Engineering and from Utah State University with a master’s degree in Civil & Environmental Engineering.

SANDEEP REDDY

     Mr. Reddy was initially appointed to the Board of Directors of the Company in September 2004 in accordance with the terms of the Common Stock Purchase Agreement dated September 29, 2004 by and between the Company, SB Asia Infrastructure Fund LP, and Venture Tech Assets Ltd., which allowed SB Asia Infrastructure Fund LP and Venture Tech Assets Ltd. to collectively designate five directors to the Company’s Board of Directors. Mr. Reddy currently serves as Managing Director of Peepul Capital LLC, which was formerly known as iLabs Management, LLC, a fund management company. From 2000 to 2006, Mr. Reddy served as Vice Chairman of iLabs, a private venture capital fund which invested in the domains of intellectual property in life sciences, telecommunications and technology based products and services.

FAMILY RELATIONSHIPS

     There are no family relationships among our Director Nominees, management and other key personnel.

THE BOARD OF DIRECTORS AND ITS COMMITTEES

Board of Directors

     Our common stock is not listed on a national securities exchange and therefore we are not subject to any corporate governance requirements regarding independence of board or committee members. However, we have chosen the definition of independence contained in the NASDAQ rules as benchmark to evaluate the independence of our directors. Under NASDAQ rules, a director will only qualify as an “independent director” if, in the opinion of our Board of Directors, that person does not have a relationship which would interfere with the exercise of independent judgment in carrying out the responsibilities of a Director. Our Board of Directors has determined that only Ajit Isaac qualifies as an “independent director” as defined under Rule 4200(a)(15) of the NASDAQ Stock Market, Inc. Marketplace Rules.

     There were three meetings of the Board of Directors during 2007. Each Director attended at least 75% of the aggregate of all meetings of the Board of Directors held during the period in which he or she served as a Director and the total number of meetings held by the committee on which he or she served during the period, if applicable. The Company encourages, but does not require, Board members to attend the annual meeting of shareholders. Last year Mr. Gulati attended the annual meeting of shareholders.

COMMITTEES OF THE BOARD

     The Board of Directors has established three standing committees—Audit Committee, Compensation Committee and Nominating, Corporate Governance and Qualified Legal Compliance Committee—each of which operates under a charter that has been approved by our Board of Directors. Current copies of each committee’s charter were attached as Annexures C, D and E respectively to the Company’s definitive proxy statement filed with the Commission on April 30, 2007. Copies of such charters are not currently available on the Company’s website.

Audit Committee

     The Audit Committee, which is a separately designated standing audit committee, is responsible for:

  appointing, approving the compensation of, and assessing the independence of, our independent registered public accounting firm;

  overseeing the work of our independent registered public accounting firm, including through the receipt and consideration of certain reports from the independent registered public accounting firm;

  reviewing and discussing with management and the independent registered public accounting firm our annual and quarterly financial statements and related disclosures;

  monitoring our internal control over financial reporting, disclosure controls and procedures and code of business conduct and ethics;

  discussing and assessing our risk management policies;

  establishing policies regarding hiring employees from the independent registered public accounting firm and procedures for the receipt and retention of accounting related complaints and concerns;

  meeting independently with our independent registered public accounting firm and management; and

  preparing the audit committee report required by SEC rules.

     Because our common stock is not currently listed on a national securities exchange, we are not subject to the listing standards for audit committees set forth in SEC Rule 10A-3. We do not have three independent directors on the Audit Committee to meet the requirements set forth in SEC Rule 10A-3 for listed companies. In addition, the Company currently lacks an “audit committee financial expert.” The members of the Audit Committee are Messrs. Adusumalli and Isaac.

Compensation Committee

     The Compensation Committee is responsible for the administration of all salary and incentive compensation plans for our officers and key employees, including bonuses. In addition, our Compensation Committee has the following principal duties:

  annually reviewing and approving corporate goals and objectives relevant to our Chief Executive Officer’s compensation;

  determining our Chief Executive Officer’s compensation;

  reviewing and approving, or making recommendations to the Board of Directors with respect to, the compensation of our other executive officers;

  overseeing an evaluation of our senior executives;

  overseeing and administering our equity incentive plans and reviewing and approving cash incentive plans; and

  reviewing and making recommendations to the Board of Directors with respect to Director compensation.

     The Compensation Committee administers the Company’s 2004 Equity Incentive Award Plan and approves salaries and certain incentive compensation for the Chief Executive Officer and other Named Executive Officers of the Company. The Compensation Committee currently consists of Messrs. Adusumalli, Isaac and Reddy.

Corporate Governance, Nominating and Qualified Legal Compliance Committee (“Nominating Committee”)

     The primary functions of the Nominating Committee include:

  considering, recommending and preparing a slate of nominees to stand for election as directors at each of the Company’s Annual Meeting of Shareholders;

  developing and recommending to the Board of Directors a set of corporate governance principles applicable to the Company;

  overseeing the evaluation of the Board; and

  receiving, reviewing, investigating and responding to reports from attorneys (both in-house and law firm counsel) reporting evidence of a material violation in accordance with the rules and regulations promulgated under Section 307 of the Sarbanes-Oxley Act of 2002 and adopted as Part 205 of the Securities and Exchange Commission’s rules and regulations (the “Rules”) developing and recommending to the Board of Directors corporate governance principles.

     In addition, among other things, the Nominating Committee is authorized to consider nominees that are recommended by shareholders of the Company. The Nominating Committee currently consists of Messrs. Adusumalli and Reddy. The Nominating Committee was established in October 2004 when our Board of Directors determined to combine our Corporate Governance and Nominating Committee and our Qualified Legal Compliance Committee to form a single Committee.

NOMINATING PROCESS

     The Board of Directors formed a Corporate Governance, Nominating and Qualified Legal Compliance Committee primarily to: (i) recommend to the Board of Directors the persons to be nominated for election as directors at any meeting of shareholders; (ii) develop and recommend to the Board of Directors a set of corporate governance principles applicable to the Company; (iii) oversee the evaluation of the Board of Directors; and (iv) to receive, review, investigate and respond to reports from attorneys (both in-house and law firm counsel) reporting evidence of a material violation in accordance with the rules and regulations promulgated under Section 307 of the Sarbanes-Oxley Act of 2002 and adopted as Part 205 of the Securities and Exchange Commission’s rules and regulations (the “Rules”). Our Board of Directors has adopted a charter for the Corporate Governance, Nominating and Qualified Legal Compliance Committee (“Nominating Committee”).

     The Board of Directors appoints members of the Nominating Committee. The Board of Directors may remove members of the Nominating Committee from such committee, with or without cause. The Nominating Committee currently consists of Messers. Reddy (chair) and Adusumalli. Each of these Directors is affiliated with a shareholder who owns in excess of ten percent (10%) of the Company’s outstanding Common Stock and therefore the Board of Directors has determined that neither Director serving on the Nominating Committee is independent as defined under NASDAQ rules.

     The Nominating Committee is responsible for identifying and recommending to the Board of Directors the nominees for election as directors at any meeting of shareholders and the persons to be elected by the Board to fill any vacancies on the Board of Directors. The Nominating Committee may decide to retain a search firm to identify potential director nominees.

     Shareholders may recommend individuals to the Nominating Committee for consideration as potential Director candidates by submitting their names, together with appropriate biographical information and background materials and a statement as to whether the shareholder or group of shareholders making the recommendation has beneficially owned more than 5% of Common Stock for at least a year as of the date such recommendation is made, to Nominating Committee, c/o Corporate Secretary, Intelligroup, Inc., 5 Independence Way, Suite 220, Princeton, NJ 08540. Assuming that appropriate biographical and background material has been provided on a timely basis, the Nominating Committee will evaluate shareholder-recommended candidates by following substantially the same process, and applying substantially the same criteria, as it follows for candidates submitted by others.

     The Board of Director’s criteria for selecting directors are set forth in the Company’s Corporate Governance Guidelines (the “Guidelines”). A copy of the Corporate Governance Guidelines is attached as Annexure A. The Nominating Committee is required to use such criteria and the principles set forth in such Guidelines to guide its director selection process. The Nominating Committee is responsible for reviewing with the Board of Directors, on an annual basis, the requisite skills and criteria for new Board members as well as the composition of the Board of Directors as a whole. The Nominating Committee may adopt, and periodically review and revise as it deems appropriate, procedures regarding director candidates proposed by shareholders.

SHAREHOLDER COMMUNICATIONS

     The Board of Directors will give appropriate attention to written communications that are submitted by shareholders, and will respond if and as appropriate. Absent unusual circumstances or as contemplated by committee charters, and subject to advice from legal counsel, the Secretary of Intelligroup is primarily responsible for monitoring communications from shareholders and for providing copies or summaries of such communications to the Board of Directors as he considers appropriate.

     Shareholders who wish to communicate with the Board of Directors or the Nominating Committee should address their communications to the Board of Directors, Intelligroup, Inc., 5 Independence Way, Suite 220, Princeton, NJ 08540, Attention: Secretary.

CODE OF BUSINESS CONDUCT AND ETHICS

     We believe that good corporate governance is important to ensure that we are managed for the long-term benefit of our shareholders. Our Board of Directors has adopted a Code of Business Conduct and Ethics. You can access our Code of Business Conduct and Ethics on our website located at www.intelligroup.com or by writing to our Secretary at our offices at 5 Independence Way, Suite 220, Princeton, NJ 08540. Any substantive amendment to, or waiver from, any provision of the code of ethics with respect to any senior executive or financial officer will be posted on this website or in a current report on Form 8-K.

EXECUTIVE OFFICERS

     The following table identifies our executive officers

			In Current
Name	Age	Capacities in Which Served	Position Since
Vikram Gulati(1)	42	President and Chief Executive Officer	2005
Alok Bajpai(2)	43	Chief Financial Officer and Treasurer	2006
Kalyan Sundaram Mahalingam(3)	42	Chief Operating Officer, Intelligroup Asia	2007
____________________

(1)	Vikram Gulati has been President and Chief Executive Officer and a director of Intelligroup since April 2005. His complete biography is set forth above under the caption “Nominees for Election.”

(2)	Alok Bajpai is a rank holder Chartered Accountant from India, Certified Public Accountant from the US and a Management Graduate from Manchester Business School, UK. Prior to Intelligroup, Mr. Bajpai served as Associate Vice President, F&A at Infosys Limited from April 2004 to September 2006 and managed their global accounts function. Prior to Infosys, from 1999 to 2004, Mr. Bajpai worked at Port Fish Private Limited, a Canadian company, as their Controller. He started his career with HCL in 1988 and worked with ICIM and Pepsico Restaurants in India before moving to Nigeria to work with a Belgian Organization. Mr. Bajpai then moved to Canada and worked as Head of Finance at the aforementioned Canadian company for about five years. In these various organizations Mr. Bajpai has been in senior management positions and has played operational, as well as, strategic roles.

(3)	Mr. Kalyan Sundaram Mahalingam joined Intelligroup Asia in March 2007. He was promoted to Chief Operating Officer, Intelligroup Asia on July 1, 2007. Prior to Intelligroup, from March 2006 to March 2007, Mr. Mahalingam served as Vice President - GRM and Enterprise Application Services Practice at Keane, Inc. From May 1993 through February 2006, Mr. Mahalingam was employed by Wipro Technologies in several positions; most recently he was General Manager, Enterprise Applications Services. He has held many positions in practice building, delivery, quality and key positions in finance. He holds a Bachelor of Commerce from Bharathiyar University, Coimbatore, India and a Chartered Accountancy from the Institute of Chartered Accountants of India in New Delhi.

     None of our executive officers is related to any other executive officer or to any of our Directors. Our executive officers are elected annually by the Board of Directors and serve until their successors are duly elected and qualified.

EXECUTIVE COMPENSATION

SUMMARY COMPENSATION TABLE

     The following Summary Compensation Table sets forth information concerning compensation for services rendered in all capacities to us and our subsidiaries for the year ended December 31, 2007 which was awarded to, earned by or paid to each person who served as our principal executive officer at any time during 2007 and the two most highly compensated executive officers other than the principal executive officer who were serving as executive officers as of December 31, 2007 (collectively, the “Named Executive Officers”).

									Change in
									Pension
									Value and
									Nonqualified
								Non-Equity	Deferred
						Stock	Option	Incentive Plan	Compensation	All Other
Name and Principal		Salary		Bonus		Awards	Awards	Compensation	Earnings	Compensation		Total
Position	Year	($)		($)		($)	(2)($)	($)	($)	($)		($)
Vikram Gulati	2007	$225,000		$216,000		—	$276,813	—	—	$4,500	(4)	$722,313
President and Chief	2006	$225,000		$315,000	(3)	—	$207,812	—	—	$4,400	(4)	$753,212
Executive Officer
Alok Bajpai	2007	$104,298	(5)	$46,444	(5)	—	$55,940	—	$3,321 (6)	$24,857	(5)(7)	$231,539
Chief Financial Officer	2006	$37,784	(8)(9)	$25,701	(8)(10)	—	$13,990	—	—	$6,487	(7)(8)	$83,962
Ramakrishna Karanam(1)	2007	$160,000		$76,000		—	$9,509	—	—	—		$245,509
	2006	$155,000		$52,500		—	$999	—	—	—		$208,499
____________________

(1)	Mr. Karanam served as Global Financial Controller until December 31, 2007, when he changed positions and assumed the role of Vice President of Business Planning & Human Resources. As a result of such change in role Mr. Karanam no longer serves as an executive officer and therefore does not appear in the Executive Officers’ table.

(2)	Represents the amounts we recognized for financial statement reporting purposes in fiscal 2007 and 2006, as applicable, for the portion of the fair value of equity awards granted to the Named Executive Officer in accordance with SFAS No. 123(R). Pursuant to SEC rules, the amount shown excludes the impact of estimate forfeitures related to service-based vesting conditions. For a description of the assumptions used in calculating the fair value of equity awards under SFAS 123(R), see Note 8 to our Consolidated Financial Statements in our annual report on Form 10-K for the year ended December 31, 2007 and Note 6 to our Consolidated Financial Statements in our annual report on Form 10-K for the year ended December 31, 2006.

(3)	Consists of an annual bonus of $175,000 paid to Mr. Gulati and a one-time bonus of $140,000 paid to Mr. Gulati in April 2006.

(4)	Represents matching contributions to the Company’s defined contribution plan in accordance with our standard employment policies.

(5)	Based upon the exchange rate of 39.44 Indian Rupees to $1 as of December 31, 2007. Such amounts were actually paid in Indian Rupees.

(6)	Represents the increase in value during 2007 of the post-employment benefit payable under the India Gratuity Plan to Mr. Bajpai. Payment of such post-employment-benefits under the India Gratuity Plan is contingent upon completion of five years of continuous service.

(7)	Represents Indian Provident Fund matching contributions and Car EMI payments, which represent the aggregate value of monthly payments made by the Company for a car which is leased by the Company for the applicable employee’s benefit and use, paid in accordance with our standard employment practices.

(8)	Based upon the exchange rate of 44.15 Indian Rupees to $1 as of December 31, 2006. Such amounts were actually paid in Indian Rupees.

(9)	Mr. Bajpai’s employment began on September 7, 2006. Such amount represents Mr. Bajpai’s annual salary pro-rated for the period of actual employment.

(10)	Consists of Mr. Bajpai’s annual bonus of $17,854 and a one-time joining bonus of $7,847 paid to Mr. Bajpai.

EMPLOYMENT AGREEMENTS

VIKRAM GULATI

     We entered into a three year employment agreement, as amended, with Vikram Gulati, our Chief Executive Officer and President, effective June 30, 2005. The agreement, as amended, provides for, among other things: (i) an annual base salary of $225,000; (ii) a potential annual bonus in the amount of up to one hundred (100%) percent of such base salary, prorated for the first year of employment, subject to Mr. Gulati meeting certain objectives to be agreed upon with us; (iii) a grant of 500,000 stock options exercisable at $1.45 per share and a subsequent grant in 2006 of 400,000 options at $1.60; (vi) reimbursement of all reasonable relocation expenses incurred by Mr. Gulati; and (v) continuation of base salary payments for twelve (12) months following termination of the Agreement unless the Agreement is terminated for cause (as defined in the Agreement). In addition the agreement provides that upon the effectiveness of a Change in Control (as above): (a) option vesting shall be accelerated by twelve (12) months for all the remaining options, to the extent not vested and exercisable, and (b) in the event Venture Tech should own less than ten (10%) of our outstanding shares or we terminate Mr. Gulati’s employment or changes Mr. Gulati’s role (as defined in the Agreement) all remaining options, to the extent not vested and exercisable, shall become fully vested and exercisable.

ALOK BAJPAI

     We entered into a two year employment agreement with Alok Bajpai effective September 7, 2006. The Agreement, as amended, provides for: (i) annual base salary of 55,00,000 Indian rupees (equivalent to approximately $113,000 based on the exchange rate as of December 31, 2006)); (ii) eligibility for a bonus, subject to meeting certain objectives to be agreed upon with us, in the amount of fifty percent of Mr. Bajpai’s annual base salary; (iii) stock options exercisable for 200,000 shares of our common stock to be issued on the effective date of the agreement with a strike price equal to Fair Market Value (as defined in the 2004 Plan) which vest in equal quarterly installments over four years; (iv) six (6) months notice period or six (6) month’s salary in lieu of notice in the event we terminate the Agreement for reasons other than Cause and (v) three (3) months notice period in the event Mr. Bajpai terminates the Agreement. The Agreement also provides that that upon the effectiveness of a Change in Control (as defined above) the vesting for all of the remaining options shall be accelerated by twelve (12) months as of the effective date of the Change of Control, and that all of the remaining option shares, to the extent not vested and exercisable, shall become fully vested and exercisable in the event that we terminate Mr. Bajpai’s employment.

OTHER EMPLOYMENT AGREEMENTS

     In addition to the foregoing, the Company generally enters into indemnification agreements with each of its executive officers and directors pursuant to which the Company has agreed to indemnify such party to the full extent permitted by law, subject to certain exceptions, if such party becomes subject to an action because such party is a director, officer, employee, agent or fiduciary of the Company.

     Substantially all of the Company’s employees have agreed, pursuant to written agreement, not to compete with the Company, not to disclose Company information and not to solicit Company employees.

OUTSTANDING EQUITY AWARDS AT FISCAL YEAR-END

     The table below sets forth the outstanding stock options for each Named Executive Officer as of December 31, 2007.

Option Awards
			Equity
			Incentive
			Plan
	Number of	Number of	Awards:
	Securities	Securities	Number of
	Underlying	Underlying	Securities
	Unexercised	Unexercised	Underlying
	Options	Options	Unexercised	Option	Option
	(#)	(#)	Unearned	Exercise	Expiration
Name	Exercisable	Unexercisable	Options	Price	Date
(a)	(b)	(c)	(#)(d)	($)(e)	(f)
Vikram Gulati	343,750	156,250	—	$1.45	6/30/2015
	250,000	150,000	—	$1.60	1/10/2016
Alok Bajpai	62,500	137,500	—	$1.40	9/7/2016
Rama Karanam	7,812	4,688	—	$1.25	6/13/2015
	7,812	4,688	—	$1.50	6/13/2015
	3,906	8,594	—	$1.60	8/8/2016

DIRECTOR COMPENSATION

     The following table sets forth certain information regarding the compensation earned by our non-employee directors for service as a director during 2007.

					Change in
					Pension
					Value and
	Fees				Nonqualified
	Earned			Non-Equity	Deferred
	or Paid	Stock	Option	Incentive Plan	Compensation	All Other
Name	in Cash	Awards	Awards	Compensation	Earnings	Compensation	Total
(a)	($)(b)	($)(c)	($)(d)	($)(e)	($)(f)	($)(g)	($)(j)
Ravi Adusumalli	$20,000	—	—	—	—	—	$20,000
Ajit Isaac	$5,000	—	—	—	—	—	$5,000
Babar Khan	$5,000	—	—	—	—	—	$5,000
Srinivasa Raju	$20,000	—	—	—	—	—	$20,000
Sandeep Reddy	$20,000	—	—	—	—	—	$20,000

     Our policy for compensating non-employee directors provides for the following payments: (i) for Committee Chairpersons and Chairman of the Board $20,000 annual fee to be paid in arrears after our Annual Shareholders’ Meeting (such annual fee shall be pro-rated for Chairpersons who serve less than one year) and (ii) for directors not covered in subsection (i) $5,000 annual fee to be paid in arrears after our Annual Shareholders’ Meeting (such annual fee shall be pro-rated for directors who serve less than one year). We reimburse Directors for reasonable travel expenses incurred when traveling on Company business. Members of the Board of Directors, including non-employee Directors, also are eligible to receive option grants pursuant to the 2004 Equity Incentive Award Plan (the “2004 Plan”). We did not issue any option grants to any of our non-employee directors during 2007.

Compensation Committee Interlocks and Insider Participation

     The Compensation Committee is comprised of Messrs. Adusumalli, Isaac and Reddy. No member of the Compensation Committee is a current or former officer or employee of the Company or any of its subsidiaries.

     None of our executive officers serve as members of the board of directors or compensation committee of any entity which has one or more of its executive officers serving as a member of our Board of Directors or Compensation Committee.

REPORT OF THE AUDIT COMMITTEE OF THE BOARD OF DIRECTORS*

     The Audit Committee has furnished the following report:

To the Board of Directors of Intelligroup, Inc.:

     The Audit Committee of the Company’s Board of Directors is currently composed of two (2) members and acts under a written charter as amended and approved on November 29, 2005. The Company’s securities are not currently listed on a national securities exchange. Neither of the Audit Committee Members are independent directors as defined in NASDAQ Rule 4200(a) (15). The current members of the Audit Committee possess the financial sophistication required by such charter and rules. The Audit Committee currently lacks an “audit committee financial expert” as defined in the Sarbanes Oxley Act of 2002. The Audit Committee held four meetings during 2007.

     Management is responsible for the preparation of the Company’s financial statements and for maintaining an adequate system of disclosure controls and procedures and internal control over financial reporting for that purpose. The Company’s independent registered public accounting firm is responsible for performing an independent audit of the Company’s annual financial statements. The Audit Committee is responsible for providing independent, objective oversight of these processes.

     The Audit Committee has reviewed the Company’s audited financial statements for the fiscal year ended December 31, 2007 and has discussed these financial statements with management and the Company’s independent registered public accounting firm. The Audit Committee has also received from, and discussed with, the Company’s independent registered public accounting firm various communications that such independent registered public accounting firm is required to provide to the Audit Committee, including the matters required to be discussed by Statement on Auditing Standard 61 (Communication with Audit Committees). SAS 61 requires the Company’s independent registered public accounting firm to discuss with the Audit Committee, among other things, the following:

  methods used to account for significant unusual transactions;

  the effect of significant accounting policies in controversial or emerging areas for which there is a lack of authoritative guidance or consensus;

  the process used by management in formulating particularly sensitive accounting estimates and the basis for the conclusions of the Company’s registered public accounting firm regarding the reasonableness of those estimates; and

  disagreements with management over the application of accounting principles, the basis for management’s accounting estimates and the disclosures in the financial statements.

     The Company’s independent registered public accounting firm also provided the Audit Committee with the written disclosures and the letter required by Independence Standards Board Standard No.1 (Independence Discussions with Audit Committees). Independence Standards Board Standard No.1 requires auditors annually to disclose in writing all relationships that, in the auditor’s professional opinion, may reasonably be thought to bear on independence, confirm their perceived independence and engage in a discussion of independence. In addition, the Audit Committee discussed with the independent registered public accounting firm its independence from Intelligroup. The Audit Committee also considered whether the independent registered public accounting firm’s provision of certain other non-audit related services to the Company is compatible with maintaining such firm’s independence.

     Based on its discussions with management and the independent registered public accounting firm, and its review of the representations and information provided by management and the independent registered public accounting firm, the Audit Committee recommended to the Board of Directors that the audited financial statements be included in the Company’s Annual Report on Form 10-K for the year ended December 31, 2007.

By the Audit Committee of the Board of Directors of
Intelligroup, Inc.

Ravi Adusumalli

Ajit Isaac

____________________

*

The foregoing report of the Audit Committee is not to be deemed “soliciting material” or deemed to be “filed” with the Securities and Exchange Commission (irrespective of any general incorporation language in any document filed with the Securities and Exchange Commission) or subject to Regulation 14A of the Securities Exchange Act of 1934, as amended, or to the liabilities of Section 18 of the Securities Exchange Act of 1934, except to the extent we specifically incorporate it by reference into a document filed with the Securities and Exchange Commission.

SECURITY OWNERSHIP OF CERTAIN BENEFICIAL OWNERS AND MANAGEMENT

     The following table sets forth certain information as of August 18, 2008 with respect to the beneficial ownership of common stock of the Company by the following: (i) each of the Company’s current directors; (ii) each of the Named Executive Officers; (iii) the current executive officers; (iv) all of the executive officers and directors as a group; and (v) each person known by the Company to own beneficially more than five percent (5%) of the outstanding shares of the Company’s common stock.

     For purposes of the following table, beneficial ownership is determined in accordance with the applicable SEC rules and the information is not necessarily indicative of beneficial ownership for any other purpose. Except as otherwise noted in the footnotes to the table, we believe that each person or entity named in the table has sole voting and investment power with respect to all shares of the Company’s common stock shown as beneficially owned by that person or entity (or shares such power with his or her spouse). Under the SEC’s rules, shares of the Company’s common stock issuable under options that are exercisable on or within 60 days after August 18, 2008 (“Presently Exercisable Options”) are deemed outstanding and therefore included in the number of shares reported as beneficially owned by a person or entity named in the table and are used to compute the percentage of the common stock beneficially owned by that person or entity. These shares are not, however, deemed outstanding for computing the percentage of the common stock beneficially owned by any other person or entity.

     The percentage of the common stock beneficially owned by each person or entity named in the following table is based on 42,159,857 stock outstanding as of August 18, 2008 plus any shares issuable upon exercise of Presently Exercisable Options held by such person or entity.

     Unless otherwise indicated, the address for the individuals below is that of the Company address.

		Amount and
		Nature of
		Beneficial		Percent of
Name and Address of Beneficial Owner		Ownership (1)		Class (2)
(i)	Certain Beneficial Owners (others than those set forth below under Section (ii)):
	SB Asia Infrastructure Fund LP(3)	25,947,122	(4)	62%
	Venture Tech Assets Ltd.(5)	25,947,122	(6)	62%
(ii)	Directors (which includes all nominees) and Executive Officers:
	Vikram Gulati	787,500	(7)	2%
	Ravi Adusumalli	—		*
	Babar Khan	—		*
	Sandeep Reddy	10,849,084	(8)	26%
	Srinivasa Raju	—	(9)	*
	Ajit Isaac	160,000	(10)	*
	Alok Bajpai	100,000	(11)	*
	Kalyan Sundaram Mahalingam	31,250	(12)	*
	Named Executive Officers (Other than those set forth above)
	Ramakrishna Karanam	24,218	(13)	*
(iii)	All Directors and executive officers as a group (8 persons)	11,927,834	(14)	28%
____________________

*	Less than one percent.

(1)

Except as set forth in the footnotes to this table and subject to applicable community property law, the persons named in the table have sole voting and investment power with respect to all shares of Common Stock shown as beneficially owned by such shareholder.

(2)

Applicable percentage of ownership is based on 42,159,857 shares of Common Stock outstanding on August 18, 2008, plus any presently exercisable stock options held by each such holder, and options which will become exercisable within sixty (60) days after August 18, 2008.

(3)

The address for SB Asia Infrastructure Fund L.P. (“SAIF”) is Ugland House, P.O. Box 309, George Town, Grand Cayman, Cayman Islands. SB Asia Pacific Partners LP is the sole general partner of SAIF. The address for SB Asia Pacific Partners LP is Ugland House, P.O. Box 309, George Town, Grand Cayman, Cayman Islands. SB Asia Pacific Investments Limited is the sole general partner of SB Asia Pacific Partners LP. The address for SB Asia Pacific Investment Limited is Ugland House, P.O. Box 309, George Town, Grand Cayman, Cayman Islands. Asia Infrastructure Investments Limited is the sole shareholder of SB Asia Pacific Investment Limited. The address for Asia Infrastructure Investments Limited is Ugland House, P.O. Box 309, George Town, Grand Cayman, Cayman Islands. SB First Singapore Pte. Ltd. is the voting shareholder of Asia Infrastructure Investments Limited that exercises control with respect to Asia Infrastructure Investments Limited’s interest in SB Asia Pacific Investments Limited. The address for SB First Singapore Pte. Ltd. is 8 Cross Street, #11-000 PwC Building, Singapore, 048424. SOFTBANK Corp. is the sole shareholder of SB First Singapore Pte. Ltd. The address for SOFTBANK Corp. is 24-1, Nihonbashi-Hakozakicho, Chuo-ku, Tokyo 103-8501.

(4)

Represents 15,098,038 shares of Common Stock held by SAIF and an aggregate of 10,849,084 shares of Common Stock held by Venture Tech Assets Ltd. (“Venture Tech”). SB Asia Infrastructure Fund, L.P. (“SAIF”) is a party to (i) a Common Stock Purchase Agreement, dated as of September 29, 2004, as amended March 21, 2005 (the “2004 Purchase Agreement”), by and among Intelligroup, Inc. (the “Company”), SAIF and Venture Tech and (ii) a Common Stock Purchase Agreement, dated as of March 30, 2006, by and among the Company, SAIF and Venture Tech (the “2006 Purchase Agreement,” and together with the 2004 Purchase Agreement, the “Purchase Agreements”). Pursuant to the Purchase Agreements, Venture Tech acquired an aggregate of 9,215,687 shares of Common Stock. In addition, Venture Tech has disclosed that in June 2005 it acquired an aggregate of 1,633,397 shares of Common Stock in an open market purchase. The Purchase Agreements provide for, under certain conditions, the designation by SAIF and Venture Tech of up to five members of the board of directors of the Company. By virtue of the Purchase Agreements, SAIF may be deemed a group with Venture Tech within the meaning of Section 13(d)(3) of the Act, and as a result, to have beneficial ownership of the 10,849,084 shares of Common Stock beneficially owned by Venture Tech. SAIF disclaims such beneficial ownership. SAIF has the sole power to vote or direct the vote and to dispose or to direct the disposition of 15,098,038 shares of Common Stock. Because of its position as the sole general partner of SAIF, SB Asia Pacific Partners LP has the sole power to vote or direct the vote and to dispose or to direct the disposition of 15,098,038 shares of Common Stock. Because of its position as sole general partner of SB Asia Pacific Partners LP, SB Asia Pacific Investment Limited has the sole power to vote or direct the vote and to dispose or to direct the disposition of 15,098,038 shares of Common Stock. Because of its position as the sole shareholder of SB Asia Pacific Investment Limited, Asia Infrastructure Investments Limited has the sole power to vote or direct the vote and to dispose or to direct the disposition of 15,098,038 shares of Common Stock. Because of its position as the voting shareholder of Asia Infrastructure Investments Limited (which exercise control with respect to Asia Infrastructure Investment Limited’s interest in SB Asia Pacific Investments Limited), the sole shareholder of SB Asia Investments Limited, the sole general partner of SB Asia Pacific Partners, LP, and the sole general partner of SAIF, SB First Singapore Pte. Ltd. has the sole power to vote or to direct the vote and to dispose or to direct the disposition of 15,098,038 shares of Common Stock.

(5)	The address for Venture Tech is 4 Whitcome Mews, Richmond TWP 4BT, United Kingdom.

(6)

Represents 10,849,084 shares of Common Stock held by Venture Tech and 15,098,038 shares of Common Stock held by SB Asia Infrastructure Fund, L.P. (“SAIF”). Venture Tech is a party to (i) a Common Stock Purchase Agreement, dated as of September 29, 2004, as amended March 21, 2005 (the “2004 Purchase Agreement”), by and among Intelligroup, Inc. (the “Company”), SAIF, and Venture Tech and (ii) a Common Stock Purchase Agreement, dated as of March 30, 2006, by and among the Company, SAIF and Venture Tech (the “2006 Purchase Agreement,” and together with the 2004 Purchase Agreement, the “Purchase Agreements”). The Purchase Agreements provide for, under certain conditions, the designation by SAIF and Venture Tech of up to five members of the board of directors of the Company. By virtue of the Purchase Agreements, Venture Tech may be deemed a group with SAIF within the meaning of Section 13(d)(3) of the Act, and as a result, to have beneficial ownership of the 15,098,038 shares of Common Stock beneficially owned by SAIF. Venture Tech disclaims such beneficial ownership.

(7)	Represents 787,500 shares of Common Stock underlying Presently Exercisable Options. Excludes 112,500 shares of Common Stock underlying options that are not exercisable within sixty days of August 18, 2008.

(8)	Represents 10,849,084 shares of Common Stock held by Venture Tech. Due to Mr. Reddy’s position as shareholder and sole director of Venture Tech, Mr. Reddy may be deemed to have indirect beneficial ownership of the shares of Common Stock beneficially owned by Venture Tech.

(9)	Previously the Company had reported that Mr. Raju may be deemed an indirect beneficial owner of the 10,849,084 shares of Common Stock held by Venture Tech because Mr. Raju’s minor child was a shareholder of Venture Tech. However, such child is no longer a minor and does not live with Mr. Raju. Therefore, Mr. Raju is no longer deemed a beneficial owner of such shares.

(10)	Represents 160,000 shares of Common Stock owned of record held by Mr. Isaac.

(11)	Represents 100,000 shares of Common Stock underlying Presently Exercisable Options. Excludes 100,000 shares of Common Stock underlying options that are not exercisable within sixty days of August 18, 2008.

(12)	Represents 31,250 shares of Common Stock underlying Presently Exercisable Options. Excludes 68,750 shares of Common Stock underlying options that are not exercisable within sixty days of August 18, 2008.

(13)	Represents 26,562 shares of Common Stock underlying Presently Exercisable Options. Excludes 10,938 shares of Common Stock underlying options that are not exercisable within sixty days of August 18, 2008.

(14)	See footnotes 7 - 12 above.

SECTION 16(a) BENEFICIAL OWNERSHIP REPORTING COMPLIANCE

     Section 16(a) of the Securities Exchange Act of 1934, as amended, requires our officers, directors and persons who are the beneficial owners of more than 10% of our common stock to file with the Securities and Exchange Commission (the “SEC”) initial reports of ownership and reports of changes in ownership of our common stock. Officers, directors and beneficial owners of more than 10% of our common stock are required by SEC regulations to furnish us with copies of all Section 16(a) forms they file. Based solely on a review of the copies of the Forms 3, 4 and 5 and amendments that we received with respect to transactions during 2007, we believe that all such forms were filed on a timely basis.

TRANSACTIONS WITH RELATED PERSONS

     Effective August 1, 2005, Intelligroup Asia Pvt. Ltd. (“IGA”) entered into an agreement to lease certain premises for certain of our India operations from ILABS Hyderabad Technology Center Pvt. Ltd. (“iLabs”), a party with which two members of our Board of Directors, Srinivasa Raju and Sandeep Reddy are affiliated. The terms of the lease agreement provide for, among other things: (1) a minimum lease period of five years with an option for two three-year renewal periods; (2) payment of a security deposit in the amount of 15,282,000 Indian rupees (approximately $352,000); (3) payment of monthly lease fees in the amount of 1,698,000 Indian rupees (approx. $40,000), subject to yearly five percent (5%) escalation; and (4) monthly operations and maintenance fees of 283,000 Indian rupees (approximately $7,000). Prior to entering into this lease, the disinterested members of our Board of Directors reviewed the proposed lease and determined that the terms and conditions were no less favorable to us than could be obtained from unrelated third parties.

     Our Board of Directors has adopted a policy requiring that any transactions between us and our officers, directors, principal shareholders and their affiliates be on terms no less favorable to us than could be obtained from unrelated third parties. In addition, New Jersey law requires that any such transactions be approved by a majority of the disinterested members of our Board of Directors.

     The Board of Directors recommends that the Shareholders vote FOR the election of the director nominees.

PROPOSAL 2: RATIFY THE APPOINTMENT OF ERNST & YOUNG LLP AS OUR INDEPENDENT
REGISTERED PUBLIC ACCOUNTING FIRM FOR THE YEAR ENDING DECEMBER 31, 2008

(Proposal No. 2)

     The Audit Committee has reappointed Ernst & Young LLP as our independent registered public accounting firm to audit the financial statements of the Company for the fiscal year ending December 31, 2008, and has further directed that management submit their selection of independent registered public accounting firm for ratification by our shareholders at the Annual Meeting of Shareholders. Neither the accounting firm nor any of its members has any direct or indirect financial interest in or any connection with us in any capacity other than as public registered accounting firm. A representative of Ernst & Young LLP is expected to attend the Annual Meeting and to have an opportunity to make a statement and/or respond to appropriate questions from shareholders.

PRINCIPAL ACCOUNTANT FEES AND SERVICES

Audit Fees

     Audit fees consist of fees for the audit of our financial statements, the review of the interim financial statements included in our quarterly reports on Form 10-Q and other professional services provided in connection with international statutory audits and regulatory filings or engagements.

     Ernst & Young LLP (“E&Y”) billed us an aggregate of $573,365 in audit fees for the year ended December 31, 2007.

     JH Cohn LLP (“JH Cohn”) had billed the Company $738,892 in audit fees for the year ended December 31, 2006. In addition, JH Cohn billed the Company $75,000 in fees for professional services rendered in connection with the year-end audit of the Company’s India subsidiary.

Audit Related Fees

     E&Y billed us an aggregate of $20,070 in audit-related fees, which principally included the audit of our employee benefit plan.

     During 2006, JH Cohn billed us an aggregate of $66,410 in fees for professional services rendered in connection with services rendered in connection with the audit of internal control over financial reporting, and management’s assessment of internal control over financial reporting for the year ended December 31, 2005 prior to the SEC rules promulgated in December 2005 which allowed the Company to exit accelerated filer status.

Tax Fees

     E&Y billed us an aggregate of $32,577 for tax fees for the year ended December 31, 2007, which included tax compliance, tax advice and tax planning services.

     JH Cohn billed us an aggregate of $22,716 for tax fees for the year ended December 31, 2006.

All Other Fees

     No other fees were billed for the year ended December 31, 2007.

     JH Cohn billed the Company an aggregate of $22,644 in other fees related to the year ended December 31, 2006. Such fees were related to the review of our registration statements, services rendered in connection with the liquidation of the Company’s subsidiary in Sweden, travel costs and costs related to planning and preparing for the first quarter 2007 review.

     Subsequently, we reviewed the aggregate billing set forth above with JH Cohn and we agreed with JH Cohn to reduce $83,370 from such billing for the year ended December 31, 2006.

PRE-APPROVAL POLICIES

     The Audit Committee has sole and direct responsibility for setting the compensation of our independent registered public accounting firm. The Audit Committee pre-approves all audit services to be provided to us, whether provided by our independent registered public accounting firm or other firms, and all other services (review, attest and non-audit) to be provided to us by our independent registered public accounting firm; provided, however, that de minimis non-audit services may instead be approved in accordance with applicable SEC rules. The Audit Committee approved the services described above under audit-related fees rendered in connection with the audit of the employee benefit plans and Sarbanes-Oxley compliance.

CHANGES IN INDEPENDENT ACCOUNTANTS

     On April 12, 2007, the Company’s Audit Committee appointed E&Y as the Company’s independent registered public accounting firm for the year ended December 31, 2007 effective immediately with the review of the Company’s interim period ended March 31, 2007.

     On April 12, 2007, the Company’s Audit Committee decided not to re-appoint JH Cohn as the Company’s independent registered public accounting firm for the year ending December 31, 2007.

     The reports of JH Cohn on the Company’s financial statements for the fiscal years ended December 31, 2006 and 2005 did not contain an adverse opinion or a disclaimer of opinion and were not qualified or modified as to uncertainty, audit scope, or accounting principles.

     During the Company’s fiscal years ended December 31, 2006 and 2005 and the subsequent interim period through April 12, 2007, there were no disagreements with JH Cohn on any matter of accounting principles or practices, financial statement disclosure, or auditing scope or procedure, which disagreements, if not resolved to the satisfaction of JH Cohn, would have caused JH Cohn to make reference to the subject matter of the disagreements in connection with its reports.

     During the Company’s two most recent fiscal years and the subsequent interim period through the date of this report, there were no “reportable events” as such term is described in Item 304(a)(1)(v) of Regulation of S-K, except that JH Cohn informed the Audit Committee that the following material weaknesses existed as of December 31, 2006:

  The Company did not have sufficient review of the selection and application of US GAAP to significant non-routine and complex matters such as expected term and vesting period calculations in accordance with FAS123R. Also, there was inadequate review and improper application of FAS 52 to the realization of the cumulative translation adjustments resulting from the liquidation of the Swedish subsidiary and inadequate review of the calculation of the fair value of equipment acquired in connection with an outsourcing agreement; and

  The Company did not have personnel with sufficient accounting and financial reporting expertise resulting in insufficient oversight review of account analyses, transactions and preparation of the financial statements in accordance with US GAAP and SEC rules, specifically with regard to the classification of account balances such as short-term investments and allowance for doubtful accounts, foreign income taxes and fixed assets.

     Such material weaknesses were disclosed in the Company’s annual report on Form 10-K for the year ended December 31, 2006. Such material weaknesses have been remediated as disclosed in the Company’s annual report on Form 10-K for the year ended December 31, 2007.

     The Board of Directors recommends that the Shareholders vote FOR the ratification of the independent registered public accounting firm.

SHAREHOLDER PROPOSALS

     Any shareholder proposals submitted pursuant to Exchange Act Rule 14a-8 for inclusion in the Company’s proxy statement and form of proxy for our 2009 annual meeting must be received by the Company on or before December 17, 2008 in order to be considered for inclusion in our proxy statement and form of proxy. Such proposal must also comply with the requirements as to form and substance established by the SEC if such proposals are to be included in the proxy statement and form of proxy. Any such proposal shall be mailed to: Intelligroup. Inc., 5 Independence Way, Suite 220, Princeton, NJ, Attn.: Secretary.

     The Company reserves the right to reject, rule out of order, or take other appropriate action with respect to any proposal or nomination that does not comply with these and other applicable requirements.

ANNUAL REPORT

      Copies of our Annual Report on Form 10-K (including audited financial statements), as amended, filed with the Securities and Exchange Commission may be obtained without charge by writing to Corporate Secretary, Intelligroup, Inc., 5 Independence Way, Suite 220, Princeton, NJ 08540. A request for a copy of our Annual Report on Form 10-K must set forth a good-faith representation that the requesting party was either a holder of record or a beneficial owner of our common stock on August 20, 2008. Exhibits to the Form 10-K will be mailed upon similar request and payment of specified fees to cover the costs of copying and mailing such materials.

     Our audited financial statements for the fiscal year ended December 31, 2007 and certain other related financial and business information are contained in our 2007 Annual Report to Shareholders, which is being made available to our shareholders along with this proxy statement, but which is not deemed a part of the proxy soliciting material.

OTHER MATTERS

     As of the date of this proxy statement, the Board of Directors does not intend to present at the Annual Meeting any matters other than those described herein and does not presently know of any matters that will be presented by other parties. If any other matter requiring a vote of the shareholders should come before the meeting, it is the intention of the persons named in the proxy to vote with respect to any such matter in accordance with the recommendation of the Board of Directors or, in the absence of such a recommendation, in accordance with the best judgment of the proxy holder.

By Order of the Board of Directors

VIKRAM GULATI
President and Chief Executive Officer

Princeton, NJ

August 27, 2008

Annexure A

Intelligroup, Inc.

Corporate Governance Guidelines

     The Board of Directors (the “Board”) of Intelligroup, Inc. (the “Company”) has adopted the following Corporate Governance Guidelines (the “Guidelines”) to assist the Board in the exercise of its duties and responsibilities and to serve the best interests of the Company and its shareholders. The Guidelines should be applied in a manner consistent with all applicable laws and the Company’s charter and bylaws, each as amended and in effect from time to time. The Guidelines provide a framework for the conduct of the Board’s business. The Board may modify or make exceptions to the Guidelines from time to time in its discretion and consistent with its duties and responsibilities to the Company and its shareholders.

A. Director Responsibilities

1.	Oversee Management of the Company. The principal responsibility of the directors is to oversee the management of the Company and, in so doing, serve the best interests of the Company and its shareholders.

This responsibility includes:

  Reviewing and approving fundamental operating, financial and other corporate plans, strategies and objectives.

  Evaluating the performance of the Company and its senior executives and taking appropriate action, including removal, when warranted.

  Evaluating the Company’s compensation programs on a regular basis and determining the compensation of its senior executives.

  Requiring, approving and implementing senior executive succession plans.

  Evaluating whether corporate resources are used only for appropriate business purposes.

  Establishing a corporate environment that promotes timely and effective disclosure (including robust and appropriate controls, procedures and incentives), fiscal accountability, high ethical standards and compliance with all applicable laws and regulations.

  Reviewing and approving material transactions and commitments not entered into in the ordinary course of business.

  Reviewing related party transactions.

  Developing a corporate governance structure that allows and encourages the Board to fulfill its responsibilities.

  Providing advice and assistance to the Company’s senior executives.

  Evaluating the overall effectiveness of the Board and its committees.

2.	Exercise Business Judgment. In discharging their fiduciary duties of care, loyalty and candor, directors are expected to exercise their business judgment to act in what they reasonably believe to be the best interests of the Company and its shareholders.

3.	Understand the Company and its Business. Directors have an obligation to become and remain informed about the Company and its business, including the following:

  The principal operational and financial objectives, strategies and plans of the Company.

  The results of operations and financial condition of the Company and of significant subsidiaries and business segments.

  The relative standing of the business segments within the Company and vis-à-vis competitors.

The factors that determine the Company’s success. The risks and problems that affect the Company’s business and prospects.

4.	Establish Effective Systems. Directors are responsible for determining that effective systems are in place for the periodic and timely reporting to the Board on important matters concerning the Company, including the following:

  Current business and financial performance, the degree of achievement of approved objectives and the need to address forward-planning issues.

  Future business prospects and forecasts, including actions, facilities, personnel and financial resources required to achieve forecasted results.

  Financial statements, with appropriate segment or divisional breakdowns.

  Compliance programs to assure the Company’s compliance with law and corporate policies.

  Material litigation and governmental and regulatory matters.

  Monitoring and, where appropriate, responding to communications from shareholders.

  Directors should also periodically review the integrity of the Company’s internal control and management information systems.

5.	Board, Shareholder and Committee Meetings. Directors are responsible for attending Board meetings, meetings of committees on which they serve and the annual meeting of shareholders, and devoting the time needed, and meeting as frequently as necessary, to discharge their responsibilities properly.

6.	Reliance on Management and Advisors; Indemnification. The directors are entitled to rely on the Company’s senior executives and its outside advisors, auditors and legal counsel, except to the extent that any such person’s integrity, honesty or competence is in doubt. The directors are also entitled to Company-provided indemnification, statutory exculpation and directors’ and officers’ liability insurance.

B. Director Qualification Standards

1.	Independence. Except as may otherwise be permitted by NASDAQ rules, a majority of the members of the Board shall be independent directors. To be considered independent: (1) a director must be independent as determined under the applicable rules of the national exchange upon which the Company’s securities are listed and (2) in the Board’s judgment, the director must not have a material relationship with the Company that would interfere with the exercise of independent judgment in carrying out the responsibilities of a director.

2.	Size of the Board. The Board currently has 7 members. The Board believes this is an appropriate size given the Company’s present circumstances, but that a smaller or larger Board may be appropriate at any given time, depending on circumstances and changes in the Company’s business.

3.	Other Directorships. A director shall limit the number of other public company boards on which he or she serves so that he or she is able to devote adequate time to his or her duties to the Company, including preparing for and attending meetings. Directors should advise the Chairman of the Board and the Chairman of the Nominating and Corporate Governance Committee in advance of accepting an invitation to serve on another public company board. Service on boards and/or committees of other organizations shall comply with the Company’s conflict of interest policies.

4.	Tenure. The Board does not believe it should establish term limits. Term limits could result in the loss of directors who have been able to develop, over a period of time, increasing insight into the Company and its operations and an institutional memory that benefit the entire membership of the Board as well as management. As an alternative to term limits, the Nominating and Corporate Governance Committee shall review each director’s continuation on the Board at least once every three years. This will allow each director the opportunity to conveniently confirm his or her desire to continue as a member of the Board and allow the Company to conveniently replace directors who are no longer interested or effective.

5.	Retirement. Any director who reaches the age of 70 while serving as a director will retire from the Board effective at the end of his or her then current term, unless the Board or its Nominating Committee specifically recommend that the director in question shall continue in service.

6.	Lead Director. In the event that the Chairman of the Board is not an independent director, the Nominating and Corporate Governance Committee may nominate an independent director to serve as “Lead Director,” who shall be approved by a majority of the independent directors.

The Lead Director, if one is appointed, shall:

  Chair any meeting of the independent directors in executive session;

  Meet with any director who is not adequately performing his or her duties as a member of the Board or any committee;

  Facilitate communications between other members of the Board and the Chairman of the Board and/or the Chief Executive Officer; however, each director is free to communicate directly with the Chairman of the Board and with the Chief Executive Officer;

  Work with the Chairman of the Board in the preparation of the agenda for each Board meeting and in determining the need for special meetings of the Board; and

  Otherwise consult with the Chairman of the Board and/or the Chief Executive Officer on matters relating to corporate governance and Board performance.

Unless the Board determines otherwise, an individual will serve as Lead Director for no more than 2 consecutive years.

7.	Separation of the Offices of Chairman and Chief Executive Officer. The Board does not have a policy on whether the offices of Chairman of the Board and Chief Executive Officer should be separate and, if they are to be separate, whether the Chairman of the Board should be selected from among the independent directors or should be an employee of the Company.

8.	Selection of New Director Candidates. Except where the Company is legally required by contract, bylaw or otherwise to provide third parties with the ability to nominate directors, the Nominating and Corporate Governance Committee shall be responsible for (i) identifying individuals qualified to become Board members, consistent with criteria approved by the Board, and (ii) recommending to the Board the persons to be nominated for election as directors at any meeting of shareholders and the persons to be elected by the Board to fill any vacancies on the Board. Director nominees shall be considered for recommendation by the Nominating and Corporate Governance Committee in accordance with these Guidelines, the policies and principles in its charter and the criteria set forth in Attachment A to these Guidelines. It is expected that the Nominating and Corporate Governance Committee will have direct input from the Chairman of the Board, the Chief Executive Officer and, if one is appointed, the Lead Director.

9.	Extending the Invitation to a New Director Candidate to Join the Board. The invitation to join the Board should be extended by the Chairman of the Board, on behalf of the Board, and the Chairman of the Nominating and Corporate Governance Committee, on behalf of such Committee. Unauthorized approaches to prospective directors can be premature, embarrassing and harmful.

10.	Former Chief Executive Officer’s Board Membership. The Board believes that the continuation of a former Chief Executive Officer of the Company on the Board is a matter to be decided in each individual instance by the Board, upon recommendation of the Nominating and Corporate Governance Committee. Accordingly, when the Chief Executive Officer ceases to serve in that position, he or she will be expected to resign from the Board if so requested by the Board, upon recommendation of the Nominating and Corporate Governance Committee.

C. Board Meetings

1.	Selection of Agenda Items. The Chairman of the Board shall approve the agenda for each Board meeting. Each Board member is free to suggest the inclusion of agenda items and is free to raise at any Board meeting subjects that are not on the agenda for that meeting.

2.	Frequency and Length of Meetings. The Chairman of the Board, in consultation with the members of the Board, shall determine the frequency and length of the Board meetings. Special meetings may be called from time to time as determined by the needs of the business.

3.	Advance Distribution of Materials. Information and data that are important to the Board’s understanding of the business to be conducted at a Board or committee meeting should generally be distributed in writing to the directors before the meeting, and directors should review these materials in advance of the meeting. The Board acknowledges that certain items to be discussed at a Board or committee meeting may be of an extremely confidential or time-sensitive nature and that the distribution of materials on these matters prior to meetings may not be appropriate or practicable. Presentations made at Board meetings should do more than summarize previously distributed Board meeting materials.

4.	Executive Sessions. The independent directors shall meet in executive session at least semi-annually to discuss, among other matters, the performance of the Chief Executive Officer. The non-management directors will meet in executive session at other times at the request of any non-management director. Absent unusual circumstances, these sessions shall be held in conjunction with regular Board meetings. The director who presides at these meetings shall be the Lead Director if there is one, and if not, shall be chosen by the non-management directors, and his or her name shall be disclosed in the annual meeting proxy statement. In the event the Company is a “Controlled Company” as defined under the applicable rules of the national exchange on which the Company’s securities are listed, the non-employee directors shall meet in executive session at least semi-annually to discuss among other matters, the performance of the Chief Executive Officer.

5.	Attendance of Non-Directors at Board Meetings. The Board encourages the senior executives of the Company to, from time to time, bring Company personnel into Board meetings who (i) can provide additional insight into the items being discussed because of personal involvement in these areas or (ii) appear to be persons with future potential who should be given exposure to the Board.

D. Board Committees

1.	Key Committees. The Board shall have at all times an Audit Committee, a Compensation Committee and a Nominating, Corporate Governance and Qualified Legal Compliance Committee. Each such committee shall have a charter that has been approved by the Board. The Board may, from time to time, establish or maintain additional committees as necessary or appropriate.

2.	Assignment and Rotation of Committee Members. The Nominating and Corporate Governance Committee shall be responsible for recommending to the Board the directors to be appointed to each committee of the Board. Except as otherwise permitted by the applicable rules of the national exchange on which the Company’s securities are listed, each member of the Audit Committee, the Compensation Committee and the Nominating and Corporate Governance Committee shall be an “independent director” as defined by such rules.

3.	Committee Charters. In accordance with the applicable rules of the national exchange on which the Company’s securities are listed, the charters of the Audit Committee, the Compensation Committee and the Nominating, Corporate Governance and Qualified Legal Compliance Committee shall set forth the purposes, goals and responsibilities of the committees as well as qualifications for committee membership, procedures for committee member appointment and removal, committee structure and operations and committee reporting to the Board. The Board shall, from time to time as it deems appropriate, review and reassess the adequacy of each charter and make appropriate changes.

4.	Selection of Agenda Items. The chairman of each committee, in consultation with the committee members, shall develop the committee’s agenda or shall delegate such function to other directors or to management. At the beginning of the year each committee shall establish a schedule of subjects to be discussed during the year (to the extent practicable). The schedule for each committee meeting shall be furnished to all directors.

5.	Frequency and Length of Committee Meetings. The chairman of each committee, in consultation with the committee members, shall determine the frequency and length of the committee meetings consistent with any requirements set forth in the committee’s charter. Special meetings may be called from time to time as determined by the needs of the business and the responsibilities of the committees.

E. Director Access to Management and Independent Advisors

1.	Access to Officers and Employees. Directors have full and free access to officers and employees of the Company. Any meetings or contacts that a director wishes to initiate may be arranged through the Chief Executive Officer or the Secretary or directly by the director. The directors shall use their judgment to ensure that any such contact is not disruptive to the business operations of the Company and shall, to the extent appropriate, copy the Chief Executive Officer on any written communications between a director and an officer or employee of the Company.

2.	Access to Independent Advisors. The Board and each committee have the power to hire and consult with independent legal, financial or other advisors for the benefit of the Board or such committee, as they may deem necessary, without consulting or obtaining the approval of any officer of the Company in advance. Such independent advisors may be the regular advisors to the Company. The Board or any such committee is empowered, without further action by the Company, to cause the Company to pay the compensation of such advisors as established by the Board or any such committee.

F. Director Compensation

1.	Role of Board and Compensation Committee. The form and amount of director compensation shall be determined by the Compensation Committee in accordance with the policies and principles set forth below. The Compensation Committee shall conduct an annual review of the compensation of the Company’s directors. The Compensation Committee shall consider that questions as to directors’ independence may be raised if director compensation and perquisites exceed customary levels, if the Company makes substantial charitable contributions to organizations with which a director is affiliated or if the Company enters into consulting contracts or business arrangements with (or provides other indirect forms of compensation to) a director or an organization with which the director is affiliated.

2.	Form of Compensation. The Board believes that directors should be incentivized to focus on long-term shareholder value. Including equity as part of director compensation helps align the interest of directors with those of the Company’s shareholders.

3.	Amount of Consideration. The Company seeks to attract exceptional talent to its Board. Therefore, the Company’s policy is to compensate directors at least competitively relative to comparable companies. The Company’s management shall, from time to time, present a comparison report to the Board, comparing the Company’s director compensation with that of comparable companies. The Board believes that it is appropriate for the Chairman of the Board and the chairmen and members of the committees to receive additional compensation for their services in those positions.

4.	Employee Directors. Directors who are also employees of the Company shall receive no additional compensation for Board or committee service.

G. Director Orientation and Continuing Education

1.	Director Orientation. The Board and the Company’s management shall conduct a mandatory orientation program for new directors. The orientation program shall include presentations by management to familiarize new directors with the Company’s strategic plans, its significant financial, accounting and risk management issues, its compliance programs, its code of business conduct and ethics, its principal officers, its internal and independent auditors and its General Counsel and outside legal advisors. In addition, the orientation program shall include a review of the Company’s expectations of its directors in terms of time and effort, a review of the directors’ fiduciary duties and visits to Company headquarters and, to the extent practical, certain of the Company’s significant facilities. All other directors are also invited to attend the orientation program.

2.	Continuing Education. Each director is expected to be involved in continuing director education on an ongoing basis to enable him or her to better perform his or her duties and to recognize and deal appropriately with issues that arise. The Company shall pay all reasonable expenses related to continuing director education.

H. Management Evaluation and Succession

1.	Selection of Chief Executive Officer. The Board selects the Company’s Chief Executive Officer in the manner that it determines to be in the best interests of the Company’s shareholders.

2.	Evaluation of Senior Executives. The Compensation Committee shall be responsible for overseeing the evaluation of the Company’s senior executives. In conjunction with the Audit Committee, in the case of the evaluation of the senior financial executives, the Compensation Committee shall determine the nature and frequency of the evaluation and the persons subject to the evaluation, supervise the conduct of the evaluation and prepare assessments of the performance of the Company’s senior executives, to be discussed with the Board periodically. The Board shall review the assessments to ensure that the senior executives are providing the best leadership for the Company over both the long- and short-term.

3.	Succession of Senior Executives. The Nominating and Corporate Governance Committee shall be responsible for overseeing an annual evaluation of succession planning.

I. Annual Performance Evaluation of the Board

The Nominating and Corporate Governance Committee shall oversee an annual self-evaluation of the Board to determine whether it and its committees are functioning effectively. The Nominating and Corporate Governance Committee shall determine the nature of the evaluation, supervise the conduct of the evaluation and prepare an assessment of the Board’s performance, to be discussed with the Board. The purpose of this process is to improve the effectiveness of the Board and its committees and not to target individual Board members.

J. Board Interaction with Shareholders, Institutional Investors, the Press, Customers, Etc.

The Board believes that the Chief Executive Officer and his or her designees speak for the Company. Individual Board members may, from time to time, meet or otherwise communicate with various constituencies that are involved with the Company. It is, however, expected that Board members would do so with the knowledge of and, absent unusual circumstances or as contemplated by the committee charters, only at the request of the Company’s senior executives.

The Board will give appropriate attention to written communications that are submitted by shareholders and other interested parties, and will respond if and as appropriate. Absent unusual circumstances or as contemplated by the committee charters, the Chairman of the Board (if an independent director), or the Lead Director (if one is appointed), or otherwise the Chairman of the Nominating and Corporate Governance Committee shall, subject to advice and assistance from the General Counsel, (1) be primarily responsible for monitoring communications from shareholders and other interested parties, and (2) provide copies or summaries of such communications to the other directors as he or she considers appropriate.

K. Periodic Review of the Corporate Governance Guidelines

The Nominating and Corporate Governance Committee shall, from time to time as it deems appropriate, review and reassess the adequacy of these Guidelines and recommend any proposed changes to the Board for approval.

Intelligroup, Inc.

Attachment A to Corporate Governance Guidelines

CRITERIA FOR NOMINATION AS A DIRECTOR

General Criteria

1.	Nominees should have a reputation for integrity, honesty and adherence to high ethical standards.

2.	Nominees should have demonstrated business acumen, experience and ability to exercise sound judgments in matters that relate to the current and long-term objectives of the Company and should be willing and able to contribute positively to the decision-making process of the Company.

3.	Nominees should have a commitment to understand the Company and its industry and to regularly attend and participate in meetings of the Board and its committees.

4.	Nominees should have the interest and ability to understand the sometimes conflicting interests of the various constituencies of the Company, which include shareholders, employees, customers, governmental units, creditors and the general public, and to act in the interests of all shareholders.

5.	Nominees should not have, nor appear to have, a conflict of interest that would impair the nominee’s ability to represent the interests of all the Company’s shareholders and to fulfill the responsibilities of a director.

6.	Nominees shall not be discriminated against on the basis of race, religion, national origin, sex, sexual orientation, disability or any other basis proscribed by law. The value of diversity on the Board should be considered.

Application of Criteria to Existing Directors

The renomination of existing directors should not be viewed as automatic, but should be based on continuing qualification under the criteria set forth above. In addition, the Nominating and Corporate Governance Committee shall consider the existing directors’ performance on the Board and any committee, which shall include consideration of the extent to which the directors undertook continuing director education.

Criteria for Composition of the Board

The backgrounds and qualifications of the directors considered as a group should provide a significant breadth of experience, knowledge and abilities that shall assist the Board in fulfilling its responsibilities.

INTELLIGROUP, INC. C/O AST 6201 15th AVENUE BROOKLYN, NY 11219
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Mark, sign and date your proxy card and return it in the postage-paid envelope we have provided or return it to Intelligroup, Inc., c/o Broadridge, 51 Mercedes Way, Edgewood, NY 11717.

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THIS PROXY CARD IS VALID ONLY WHEN SIGNED AND DATED.
INTELLIGROUP, INC.

1.	ELECTION OF DIRECTORS
	Nominees:

	01)	Ravi Adusumalli	04)	Babar Khan
	02)	Vikram Gulati	05)	Srinivasa Raju
	03)	Ajit Isaac	06)	Sandeep Reddy

For All	Withhold All	For All Except	To withhold authority to vote for any individual nominee(s), mark “For All Except” and write the number(s) of the nominee(s) on the line below.

☐	☐	☐

VOTE ON PROPOSAL		For	Against	Abstain

2.	Approval of proposal to ratify the appointment of Ernst & Young LLP as the Company's independent registered public accounting firm for the year ending December 31, 2008.	☐	☐	☐

3.	In his discretion, the proxy is authorized to vote upon such other matters as may properly come before the Meeting.

PLEASE MARK, SIGN, DATE AND RETURN THE PROXY CARD PROMPTLY USING THE ENCLOSED ENVELOPE.

NOTE:	THIS PROXY MUST BE SIGNED EXACTLY AS THE NAME APPEARS HEREON. WHEN SHARES ARE HELD BY JOINT TENANTS, BOTH SHOULD SIGN. IF THE SIGNER IS A CORPORATION, PLEASE SIGN FULL CORPORATE NAME BY DULY AUTHORIZED OFFICER, GIVING FULL TITLE AS SUCH. IF THE SIGNER IS A PARTNERSHIP, PLEASE SIGN IN PARTNERSHIP NAME BY AUTHORIZED PERSON.

For address changes and/or comments, please check this box and write them on the back where indicated.			☐

Please indicate if you plan to attend this meeting.	☐	☐

	Yes	No

Signature [PLEASE SIGN WITHIN BOX]	Date	Signature (Joint Owners)	Date

INTELLIGROUP, INC.

PROXY SOLICITED ON BEHALF OF THE BOARD OF DIRECTORS
OF THE COMPANY FOR THE ANNUAL MEETING OF SHAREHOLDERS

       The undersigned hereby constitutes and appoints Vikram Gulati and Alok Bajpai, and each of them, true and lawful agent and proxy with full power of substitution in each, to represent and to vote on behalf of the undersigned all of the shares of Common Stock of Intelligroup, Inc. (the “Company”) which the undersigned is entitled to vote at the Annual Meeting of Shareholders of the Company to be held at the Holiday Inn, 100 Independence Way, Princeton, New Jersey at 10:00 a.m., local time, on Thursday, September 18, 2008 and at any adjournment or adjournments thereof, upon the proposals set forth on the reverse side and more fully described in the Notice of Annual Meeting of Shareholders and Proxy Statement for the Meeting (receipt of which is hereby acknowledged).

THIS PROXY, WHEN PROPERLY EXECUTED, WILL BE VOTED IN THE MANNER DIRECTED HEREIN BY THE UNDERSIGNED SHAREHOLDER. IF NO DIRECTION IS MADE, THIS PROXY WILL BE VOTED FOR PROPOSALS 1 AND 2.

Address Changes/Comments:

(If you noted any Address Changes/Comments above, please mark corresponding box on the reverse side.)

(CONTINUED AND TO BE SIGNED ON REVERSE SIDE)